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                                                                    Exhibit 10.8


                  SERIES D PREFERRED STOCK PURCHASE AGREEMENT
                  -------------------------------------------

     This Agreement dated as of December 28, 1999 is entered into by and among Evergreen Solar, Inc., a Delaware corporation (the "COMPANY"), the Purchasers (the "PURCHASERS") and Prior Purchasers ("PRIOR PURCHASERS") whose names are signed below listed on EXHIBIT A attached hereto, and, the Founders whose names are signed below ("Founders").

     WHEREAS, the parties hereto desire to provide for the purchase and sale of certain securities of the Company as set forth herein;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

     1.   AUTHORIZATION AND SALE OF SHARES.

          (a) Authorization. The Company has (a) duly authorized the sale and issuance of up to 10,000,000 shares of its Series D Convertible Preferred Stock, $.01 par value per share (the "Series D Preferred"), having the rights, restrictions, privileges and preferences set forth in the Amended and Restated Certificate of Incorporation attached hereto as Exhibit B (the "Amended Certificate"). The Company has, or on or before the Closing (as defined in
Section 2) will have, adopted and filed with the Secretary of State of Delaware an Amended and Restated Certificate of Incorporation in the form of the Amended Certificate.

          (b) SALE OF SHARES. Subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 2), the Company will sell and issue to each of the Purchasers listed on EXHIBIT A attached hereto, and each of the Purchasers listed on EXHIBIT A attached hereto will purchase, the number of shares of Series D Preferred set forth opposite such Purchaser's name on EXHIBIT A attached hereto for the purchase price of $2.50 per share in cash. The shares of Series D Preferred being sold under this Agreement are referred to as the "SHARES".

          (c) SEPARATE AGREEMENTS. The Company's agreement with each of the Purchasers is a separate agreement, and the sale of the Shares to each of the Purchasers is a separate sale.

          (d) USE OF PROCEEDS. The Company will use the proceeds from the sale of the Shares for research and development of photovoltaic technology, procurement of equipment, working capital and other general corporate purposes.


     2. CLOSING. The closing of the initial sale and purchase of Shares (the "Closing") is taking place simultaneously with the execution of this Agreement at the offices of Testa, Hurwitz & Thibeault LLP in Boston, Massachusetts at 10:00 A.M. on December 28, 1999. At the Closing, the Company will deliver to each of the Purchasers buying Shares a certificate for the


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number of Shares then being purchased by such Purchaser, registered in the name of such Purchaser, against payment to the Company in U.S. dollars of the purchase price therefor, by wire transfer, check, or other method acceptable to the Company. The date of the Closing or any Subsequent Closing, as defined below, is hereinafter referred to as the "CLOSING DATE". If at the Closing any of the conditions specified in Section 5 shall not have been fulfilled, each of the Purchasers shall, at his or its election, be relieved of all of his or its obligations under this Agreement without thereby waiving any other rights he or it may have by reason of such failure or such nonfulfillment. One or more additional closings ("SUBSEQUENT CLOSINGS") under this Agreement may be held prior to January 31, 2000 to provide for the sale of Shares to additional parties (the "SUBSEQUENT PURCHASERS") reasonably acceptable to the Company and its Board of Directors; provided, that the aggregate number of Shares sold hereunder shall not exceed 10,000,000. Each Subsequent Purchaser shall become a party to this Agreement upon execution and delivery of a counterpart of this Agreement (and without the necessity for any amendment hereof other than the supplementation of EXHIBIT C hereof to reflect the joinder of such Subsequent Purchaser as a Purchaser hereunder) and shall thereafter be deemed to be a Purchaser entitled to all of the rights and subject to all of the obligations of a Purchaser in respect of the shares of Series D Preferred purchased by such Subsequent Purchaser, which shares shall be deemed to be "Shares" hereunder.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Subject to and except as disclosed by the Company in EXHIBIT C attached hereto, the Company hereby represents and warrants to each of the Purchasers as follows:

          (a) ORGANIZATION AND STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it, to enter into and perform this Agreement, the transactions contemplated hereby and any other agreement to which the Company is a party the execution of which is contemplated hereby and to issue and sell the Shares and the Common Stock issuable upon conversion thereof. The Company is duly qualified to do business as a foreign corporation and is in good standing in the Commonwealth of Massachusetts and in all other jurisdictions in which the failure to so qualify would have a material adverse effect on its business, properties, prospects or financial condition. The Company has furnished to the Purchasers true and complete copies of its Certificate of Incorporation and By-Laws, each as amended to date and presently in effect.

          (b) CAPITALIZATION. The authorized capital stock of the Company immediately prior to the Closing will consist of 28,000,000 shares of Common Stock, $.01 par value per share ("COMMON STOCK"), of which 1,737,500 shares are issued and outstanding, and 18,349,181 shares of Preferred Stock, $.01 par value per share, 2,124,968 shares of which shall be designated as Series A Convertible Preferred Stock ("SERIES A PREFERRED"), all of which are issued and outstanding, 2,78l,666 shares of which shall be designated as Series B Convertible Preferred


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Stock ("SERIES B PREFERRED"), all of which are issued and outstanding, 3,442,547 shares of which shall be designated as Series C Convertible Preferred Stock ("SERIES C PREFERRED"), all of which are issued and outstanding, and 10,000,000 shares of which shall be designated as Series D Preferred, none of which shall have been issued. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in EXHIBIT B, C or D hereto or provided in this Agreement, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, (ii) there is not any commitment of the Company to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, and (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as provided in this Agreement, no person or entity is entitled to (i) any preemptive or similar right with respect to the issuance of any capital stock of the Company, or (ii) any rights with respect to the registration of any capital stock of the Company under the Securities Act of 1933, as amended (the "SECURITIES ACT"). All of the issued and outstanding shares of Common Stock have been offered, issued and sold by the Company in compliance with applicable Federal and state securities laws. To the best of the Company's knowledge, no stockholder of the Company has granted options or other rights to purchase any shares of Common Stock from such stockholder.

          (c) SUBSIDIARIES. The Company has no subsidiaries and does not own or control, directly or indirectly, any other corporation, association or business entity.

          (d) STOCKHOLDER LIST AND AGREEMENTS. Attached as EXHIBIT D is a true and complete list of the stockholders of the Company, showing the number of shares of Common Stock or other securities of the Company held by each stockholder as of the date of this Agreement. Except as contemplated by this Agreement, there are no agreements, written or oral, between the Company and any holder of its capital stock, or, to the best knowledge of the Company, among any holders of its capital stock, relating to the acquisition, disposition or voting of the capital stock of the Company.

          (e) ISSUANCE OF SHARES. The issuance, sale and delivery of the Shares and the issuance and delivery of the shares of Common Stock issuable upon conversion of the Shares have been duly authorized and reserved for issuance, as the case may be, by all necessary corporate action on the part of the Company, and the Shares when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, and the shares of Common Stock issuable upon conversion of the Shares when issued upon such conversion, will be duly and validly issued, fully paid and nonassessable.

          (f) AUTHORITY FOR AGREEMENT. The execution, delivery and performance by the


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Company of this Agreement and the Fourth Amended and Restated Co-Sale Agreement
of even date herewith among the Company, the Founders, the Purchasers and the Prior Purchasers (the "CO-SALE AGREEMENT") (this Agreement and the Co-Sale Agreement are referred to herein as "AGREEMENTS") have been duly authorized by all necessary corporate action, and each of the Agreements has been duly executed and delivered by the Company. Each of the Agreements constitutes the valid and binding obligation of the Company and the Founders enforceable in accordance with its terms. The execution of the Agreements and performance of the transactions contemplated thereby and compliance with their provisions by the Company and the Founders will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Company's Certificate of Incorporation or By-Laws, each as amended to date and presently in effect, or any indenture, lease, agreement or other instrument to which the Company or any Founder is a party or by which the Company, any Founder or any of their respective properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Company.

          (g) GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the execution and delivery of the Agreements, the offer, issue, sale and delivery of the Shares, or the other transactions to be consummated at the Closing, except (i) requisite filings with appropriate state securities authorities, which the Company hereby covenants to make on a timely basis, and (ii) such filings as shall have been made prior to and shall be effective on and as of the Closing. Based on the representations made by each of the Purchasers in Section 4 of this Agreement, and the making of such filings, the offer and sale of the Shares to each of the Purchasers will be in compliance with applicable Federal and state securities laws and are exempt from the registration requirements of the Securities Act of 1933, as amended.

          (h) LITIGATION. There is no action, suit, proceeding or investigation pending, or, to the best of the Company's knowledge, any basis therefor or threat thereof, against the Company, or any of the Company's officers and directors, which questions the validity of this Agreement or the right of the Company to enter into any such agreement, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition (financial or otherwise), business or prospects of the Company.

          (i) FINANCIAL STATEMENTS. The Company has furnished to each of the Purchasers a complete and correct copy of the audited balance sheet of the Company as of December 31, 1998 and the unaudited balance sheet of the Company as at September 30, 1999 (such balance sheet is referred to herein as the "BALANCE SHEET"; September 30, 1999 is referred to herein as the "BALANCE SHEET DATE") and the related statements of operations and cash flows for the year ended December 31, 1998 and the three months ended September 30, 1999 (collectively, the "FINANCIAL STATEMENTS"). The Financial Statements are complete and correct in all material respects, are in accordance with the books and records of the Company and present fairly the


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financial condition and results of operations of the Company, as at the dates and for the periods indicated, and have been prepared in accordance with generally accepted accounting principles consistently applied, except that the Financial Statements have been prepared for the internal use of management and may not be in accordance with generally accepted accounting principles because of the absence of footnotes normally contained therein and are subject to normal year-end audit adjustments which in the aggregate will not be material.

          (j) ABSENCE OF LIABILITIES. Except as disclosed in EXHIBIT C attached hereto, the Company did not have, at the Balance Sheet Date, any liabilities of any type which in the aggregate exceeded $25,000, whether absolute or contingent, which were not fully reflected on the Balance Sheet, and, since the Balance Sheet Date, the Company has not incurred or otherwise become subject to any such liabilities or obligations except in the ordinary course of business.

          (k) PROPERTY AND ASSETS. The Company has good title to all of its material properties and assets, including all properties and assets reflected in the Balance Sheet, except those disposed of since the date thereof in the ordinary course of business, and none of such properties or assets is subject to any mortgage, pledge, lien, security interest, lease, charge or encumbrance other than those the material terms of which are described in the Balance Sheet or in EXHIBIT C attached hereto.

          (l) PATENTS AND TRADEMARKS. Set forth on EXHIBIT C attached hereto is a true and complete list of all patents, patent applications, trademarks, service marks, trademark and service mark applications, trade names, copyrights and licenses presently owned or held by the Company. The Company owns or possesses all of the patents, trademarks, service marks, trade names, copyrights, proprietary rights, trade secrets, and licenses or rights to the foregoing, necessary for the conduct of the Company's business as conducted and as proposed to be conducted, including, without limitation, a license from Emanuel Michael Sachs of the inventions covered by United States Patent Nos. 4,594,229, 4,661,200, 4,689,109 and 4,627,887, and all product concepts described in the Business Plan of Evergreen (Series D Financing) (the "BUSINESS PLAN"). To the best of the Company's knowledge, the business proposed by the Company will not cause the Company to infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any employee is obligated under any contract (including any license, covenant or commitment of any nature), or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or would conflict with the Company's business as proposed to be conducted. To the best of the Company's knowledge, no prior employer of any employee of the Company has any right to or interest in any inventions, improvements, discoveries or other information assigned to the Company by such employee pursuant to the nondisclosure and assignment of invention agreement (in the form attached hereto as EXHIBIT E) executed by such employee, or otherwise so assigned.

          (m) INSURANCE. The Company maintains or will acquire within 60 days after


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the date hereof valid policies of workers' compensation insurance and of insurance with respect to its properties and business of the kinds and in the amounts not less than is customarily obtained by corporations of established reputation engaged in the same or similar business and similarly situated, including, without limitation, insurance against loss, damage, fire, theft, public liability and other risks.

          (n) MATERIAL CONTRACTS AND OBLIGATIONS. EXHIBIT C attached hereto sets forth a list of all material agreements of any nature to which the Company is a party or by which it is bound, including without limitation (i) each agreement which requires future expenditures by the Company in excess of $10,000, (ii) all employment and consulting agreements, employee benefit, bonus, pension, profit-sharing, stock option, stock purchase and similar plans and arrangements, and distributor and sales representative agreements, and (iii) any agreement to which any stockholder, officer or director of the Company, or any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities Act), is presently a party, including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity. The Company has delivered to the Purchasers copies of such of the foregoing agreements as they have requested. All of such agreements and contracts are valid, binding and in full force and effect.

          (o) COMPLIANCE. The Company has, in all material respects, complied with all laws, regulations and orders applicable to its present and proposed business and has all material permits and licenses required thereby. There is no term or provision of any material mortgage, indenture, contract, agreement or instrument to which the Company is a party or by which it is bound, or, to the knowledge of the Company, of any provision of any state or Federal judgment, decree, order, statute, rule or regulation applicable to or binding upon the Company, which materially adversely affects or, so far as the Company may now foresee, in the future is reasonably likely to materially adversely affect, the business, prospects, condition, affairs or operations of the Company or any of its properties or assets. To the best of the knowledge of the Company, none of the employees of the Company is in violation of any term of any employment contract, patent or other proprietary information disclosure agreement or any other contract or agreement relating to the employment of such employee by the Company.

          (p) ABSENCE OF CHANGES. Except as set forth on EXHIBIT C attached hereto, since the Balance Sheet Date, there has been no material adverse change in the condition, financial or otherwise, net worth or results of operations of the Company, other than changes occurring in the ordinary course of business which changes have not, individually or in the aggregate, had a material adverse effect on the business, prospects, properties or condition, financial or otherwise, of the Company.

          (q) EMPLOYEES. All employees, material consultants, or other consultants of, or vendors to, the Company whose activities require access to confidential or proprietary


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information of the Company have executed and delivered nondisclosure, noncompetition and assignment of invention agreements substantially in the form of EXHIBIT E-1 or E-2 attached hereto, respectively, and all of such agreements are in full force and effect. None of the employees of the Company is represented by any labor union, and there is no labor strike or other labor trouble pending with respect to the Company (including, without limitation, any organizational drive) or, to the best knowledge of the Company, threatened.

          (r) TAXES. The amount shown on the Balance Sheet as provision for taxes is sufficient in all material respects for payment of all accrued and unpaid Federal, state, county, local and foreign taxes for the period then ended and all prior periods. The Company has filed or has obtained presently effective extensions with respect to all Federal, state, county, local and foreign tax returns which are required to be filed by it, such returns are true and correct and all taxes shown thereon to be due have been timely paid with exceptions not material to the Company. Federal income tax returns of the Company have not been audited by the Internal Revenue Service, and no controversy with respect to taxes of any type is pending or, to the best of the Company's knowledge, threatened. Neither the Company nor any of its stockholders has ever filed (a) an election pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended (the "Code"), that the Company be taxed as an S Corporation or (b) consent pursuant to Section 341(f) of the Code relating to collapsible corporations.

          (s) SMALL BUSINESS CONCERN. The Company is a "small business concern" as defined in Section 121.802 of Title 13 of the Code of Federal Regulations.

          (t) U.S. REAL PROPERTY HOLDING CORPORATION. The Company is not now and has never been a "United States Real Property Holding Corporation" as defined in Section 897(c)(2) of the Code and Section 1.897-2(b) of the Regulations promulgated by the Internal Revenue Service.

          (u) BOOKS AND RECORDS. The minute books of the Company contain complete and accurate records of all meetings and other corporate actions of its stockholders and its Board of Directors and committees thereof. The stock ledger of the Company is complete and reflects all issuances, transfers, repurchases and cancellations of shares of capital stock of the Company.

          (v) RELATED PARTIES. No employee, officer, stockholder or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company and (iii) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company).

          (w) DISCLOSURES. Neither this Agreement nor any Exhibit hereto, nor any


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report, certificate, statement or instrument supplied by the Company to any of the Purchasers or their counsel in connection with the transactions contemplated by this Agreement, when read together, contains or will contain any material misstatement of fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. The Company knows of no information or fact which has or would have a material adverse effect on the financial condition, Business or prospects of the Company which has not been disclosed in writing to the purchasers. The Company has no reason to believe that the projections and estimates of market size set forth in the Business Plan do not represent reasonable estimates based on the assumptions contained therein, but there can be no assurance that the results reflected in such projections will be attained.

     4. REPRESENTATIONS OF THE PURCHASERS. Each of the Purchasers severally represents and warrants to the Company as follows:

          (a) INVESTMENT. Such Purchaser is acquiring the Shares and the shares of Common Stock into which the Shares may be converted for his or its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement and the Exhibits hereto, and such Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

          (b) AUTHORITY. Such Purchaser has full power and authority to enter into and to perform this Agreement in accordance with its terms. Any Purchaser which is a corporation, partnership, trust or other entity represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company, or, if it has been organized specifically for the purpose of investing in the Company, all of the equity owners of such corporation, partnership, trust or other entity are accredited investors within the definition set forth in Securities Act Rule 501(a).

          (c) EXPERIENCE. Such Purchaser has carefully reviewed the representations concerning the Company contained in this Agreement, and has made detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to such purchaser any and all written information which he or it has requested and have answered to such purchaser's satisfaction all inquiries made by such purchaser; such Purchaser has adequate net worth and means of providing for his or its current needs and personal contingencies to sustain a complete loss of his or its investment in the Company; such Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to his or its net worth; and such Purchaser's investment in the Shares will not cause such overall commitment to become excessive.

          (d) ACCREDITED INVESTOR. Such purchaser is an accredited investor within the


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 definition set forth in Securities Act Rule 501(a).

     5. CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS. The obligation of each of the Purchasers to purchase Shares at the Closing or any Subsequent Closing is subject to the fulfillment, or the waiver by such Purchaser, of the following conditions on or before the applicable Closing Date:

          (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 3 of this Agreement shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of that date; provided, that the representations contained in the first sentence of Section 3(b) and the first sentence of 3(d) shall be updated as of any Subsequent Closing.

          (b) PERFORMANCE. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing or Subsequent Closing.

          (c) OPINION OF COUNSEL. The purchasers shall have received an opinion from Testa, Hurwitz & Thibeault, LLP, counsel for the Company, dated the Closing Date, addressed to the purchasers, to the effect that:

               (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted, to enter into and perform each of the Agreements and to carry out the transactions contemplated by each of the Agreements. The Company is duly qualified to do business as a foreign corporation and is in good standing in the Commonwealth of Massachusetts.

               (ii) Except for changes contemplated by this Agreement, the authorized capital stock of the Company is as described in subsection 3(b) of this Agreement and, to the knowledge of such counsel, the other representations and warranties contained in subsection 3(b) are true and correct (other than the last sentence thereof, as to which no opinion need be expressed, and other than the next to last sentence thereof, as to which an opinion need only be expressed that no registration was required for the offer, issuance and sale of the Common Stock referred to therein under applicable Federal and state securities laws).

               (iii) The issuance, sale and delivery of the Shares by the Company and the issuance and delivery of the shares of Common Stock issuable upon conversion of the Shares have been duly authorized and reserved for issuance, as the case may be, by all necessary corporate action on the part of the Company, and the Shares when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement and the shares of Common Stock issuable upon conversion of the Shares, when


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issued upon such conversion, will be duly and validly issued, fully paid and nonassessable.

               (iv) The execution, delivery and performance by the Company of each of the Agreements have been duly authorized by all necessary corporate action, and each of the Agreements has been duly executed and delivered by the Company. Each of the Agreements (other than subsections 8(g) and 8(h) hereof, as to which no opinion need be expressed) constitutes the valid and binding obligation of the Company and of the Founders (assuming legal capacity of the Founders), enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies. The execution and delivery of each of the Agreements and the offer, issue and sale of the Shares hereunder will not conflict with, or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, the Certificate of Incorporation or By-Laws of the Company, each as amended to date and presently in effect, or any indenture, lease, agreement, or other instrument known to such counsel to which the Company is a party or by which it or any of its properties are bound, or any decree, judgment or order specifically naming the Company and known to such counsel.

               (v) Except as obtained and in effect at the Closing or Subsequent Closing, no consent, approval, order or authorization of, or registration, qualification, designation, declaration, or filing with, any governmental authority (other than filings required to be made after such Closing under applicable federal and state securities laws) is required on the part of the Company in connection with the execution and delivery of the Agreements, or the offer, issue, sale and delivery of the Shares or the other transactions to be consummated at such Closing pursuant to this Agreement.

               (vi) Based on the representations of each of the Purchasers in
Section 4, the offer, issuance and sale of the Shares and the shares of Common Stock issuable upon conversion of the Shares are exempt from registration under the Securities Act.

               (vii) To the best of such counsel's knowledge, except as set forth in EXHIBIT C to this Agreement, there is no action, suit or proceeding, or governmental inquiry or investigation, pending or threatened against the Company.

          (d) BLUE SKY APPROVALS. The Company shall have received any requisite approvals and made any requisite filings with the securities commissioners of Maryland, Massachusetts, California and any other states in which Purchasers are located and any such approvals shall be in full force and effect on the applicable Closing Date (other than filings required to be made after such Closing Date).


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          (e)  CERTIFICATES AND DOCUMENTS. The Company shall have delivered to the Purchasers:

               (i) The Certificate of Incorporation of the Company, as amended and in effect prior to the Closing Date, certified by the Secretary of State of the State of Delaware;

               (ii) Certificates, as of the most recent practicable dates, as to the corporate good standing of the Company issued by the Secretary of State of the State of Delaware, confirming such good standing on or immediately prior to the Closing Date;

               (iii) By-laws of the Company as amended and in effect immediately prior to the Closing Date, certified by its Secretary or Assistant Secretary as of the Closing Date; and

               (iv) Resolutions of the Board of Directors and consents of the stockholders of the Company, authorizing and approving all requisite matters in connection with this Agreement, and the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of the Company as of the Closing Date.

          (f) BOARD OF DIRECTORS. Immediately after the Closing, the Board of Directors of the Company shall consist of Mark A. Farber, Robert W. Shaw, Jr. (who shall be Chairman of the Board), Richard G. Chleboski, Gordon Baty, William
C. Osborn, Mason Willrich, Brown F. Williams and William P. Sommers and the provisions of Section C.3. of Article Fourth of the Amended Certificate shall control the election of directors of the Company. No amendment shall be made to the provisions of Section C.3. of Article Fourth of the Amended Certificate (as the same may be amended from time to time), without the prior written consent of UVCC Fund II, UVCC II Parallel Fund, L.P. and Nth Power Technologies Fund I, L.P.

          (g) CO-SALE AGREEMENT. The Co-Sale Agreement in the form attached hereto as EXHIBIT G shall have been executed and delivered by the parties thereto.

          (h) MINIMUM INVESTMENT. The Purchasers shall have tendered at the Closing aggregate consideration of not less than $10,000,000 for the purchase of Shares.

          (i) OTHER MATTERS. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers, and the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

     6. CONDITIONS TO THE OBLIGATIONS OF THE COMPANY. The obligations of the Company under subsection 1(b) of this Agreement are subject to fulfillment, on or before the Closing Date, of each of the following conditions:

          (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchasers contained in Section 4 shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of that date.

          (b) BLUE SKY APPROVALS. The Company shall have received any requisite approvals of the securities commissioner of any state in which a Purchaser is located.

     7.   COVENANTS.

          (a) INSPECTION; BOARD MEMBER EXPENSES. The Company shall permit each Purchaser (treating any group of affiliated Purchasers as one Purchaser) who buys more than $1,500,000 of Series D Preferred, or any authorized representative thereof, to attend, as observers and without the right to vote (except to the extent any such representative is a Board member), meetings of the Board of Directors of the Company, to visit and inspect the properties of the Company, including its corporate and financial records, and to discuss its business and finances with officers of the Company, during normal business hours following reasonable notice and as often as may be reasonably requested, and to receive copies of all notices, minutes, consents and other materials that the Company provides to its directors. The Board of Directors shall have the right in its sole discretion to conduct any Board meeting or portion thereof in executive session without observers present. The Company shall pay the reasonable out-of-pocket expenses, including travel and lodging expenses, associated with Board meeting attendance of all directors who are not employees of the Company.

          (b)  FINANCIAL STATEMENTS AND OTHER INFORMATION.

               (i)  The Company will deliver to each Purchaser and each Prior
Purchaser:

                    (A) within 90 days after the end of each fiscal year of the Company, an audited balance sheet of the Company as at the end of such year and audited statements of income and of changes in financial condition of the Company for such year, examined or reviewed, at the option of the Board of Directors of the Company, by certified public accountants selected by the Company, all of such documents to be prepared in accordance with generally accepted accounting principles;

                    (B) within 45 days after the end of each fiscal quarter of the Company, an unaudited balance sheet of the Company as at the end of such quarter, and unaudited statements of income and of changes in financial condition of the Company for such fiscal quarter and for the current fiscal year to the end of such fiscal quarter;

                    (C) within 30 days after the end of each month, an unaudited balance sheet of the Company as at the end of such month and unaudited statements of income and of changes in financial condition of the Company for such month and for the current fiscal year to the end of such month, setting forth in comparative form the Company's projected financial statements for the corresponding periods for the current fiscal year and including an aging of the Company's accounts receivable and accounts payable and a statement of the number of employees of the Company as at the end of such month;

                    (D) as soon as available, but in any event within 30 days after commencement of each new fiscal year, a Business Plan and projected financial statements for such fiscal year and projected financial statements for the four years following such new fiscal year; and

                    (E) with reasonable promptness, such other notices, information and data with respect to the Company as the Company delivers to the holders of its Common Stock, and such other information and data as such Purchaser or Prior Purchaser may from time to time reasonably request.

               (ii) The foregoing financial statements shall be prepared on a consolidated basis if the Company then has any subsidiaries. The financial statements delivered pursuant to clauses (B) and (C) of paragraph (i) shall be accompanied by a certificate of the chief financial officer of the Company stating that such statements have been prepared in accordance with generally accepted accounting principles consistently applied (except as noted) and fairly present the financial condition of the Company at the date thereof and for the periods covered thereby.

          (c) MATERIAL CHANGES AND LITIGATION. The Company will promptly notify the Purchasers and Prior Purchasers of any material adverse change in the business, properties, assets or condition, financial or otherwise, of the Company and of any litigation or governmental proceeding or investigation pending or, to the best knowledge of the Company, threatened against the Company, or against any officer, director, key employee or principal stockholder of the Company materially affecting or which, if adversely determined, would materially adversely affect its present or proposed business, properties, assets or condition taken as a whole.

          (d) KEY MAN INSURANCE. Through December 31, 2000, the Company shall maintain term life insurance upon the life of each of the Founders in the amount of $500,000 each, with the proceeds payable to the Company. A certificate evidencing such insurance shall be attached to this Agreement as EXHIBIT F.

          (e) NONDISCLOSURE AGREEMENTS. The Company will require all persons now or hereafter employed by the Company who have access to confidential and proprietary information of the Company to enter into agreements containing (i) nondisclosure and assignment of invention provisions substantially similar to those set forth in EXHIBIT E, and, subject to the discretion of the Board of Directors of the Company, noncompetition provisions substantially similar to those set forth in EXHIBIT E.

          (f)  RIGHT OF FIRST REFUSAL.

               (i) The Company hereby grants to each Purchaser, each Prior Purchaser and each Founder (collectively, the "RIGHTHOLDERS") a right of first refusal to purchase, on a pro rata basis, all or any part of New Securities (as defined below) which the Company may, from time to time, propose to sell and issue, subject to the terms and conditions set forth below. A Rightholder's pro rata share, for purposes of this subsection 7(f), shall equal a fraction, the numerator of which is the number of shares of capital stock of the Company owned by such Rightholder and the denominator of which is the total number of shares of capital stock of the Company owned by all of the Rightholders.

               (ii) "NEW SECURITIES" shall mean any capital stock of the Company whether now authorized or not, and rights, options or warrants to purchase capital stock, and securities of any type whatsoever which are, or may become, convertible into capital stock; PROVIDED, HOWEVER, that the term "New Securities" does not include (A) the Shares issuable under this Agreement (including any amendment hereto) or the shares of Common Stock issuable upon conversion of the Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred; (B) securities offered to the public pursuant to a Registration Statement (as defined in subsection 8(a)); (C) securities issued for the acquisition of another corporation by the Company by merger, purchase of substantially all the assets of such corporation or other reorganization resulting in the ownership by the Company of not less than 51% of the voting power of such corporation; (D) shares of Common Stock issued to employees or consultants of the Company pursuant to the Company's 1994 Stock Option Plan, as amended, in an amount not in excess of the Plan Pool, as defined below; (E) securities issued upon the exercise of currently outstanding warrants issued by the Company; or (F) securities issued as a result of any stock split, stock dividend or reclassification of Common Stock, distributable on a pro rata basis to all holders of Common Stock. As used herein, the term "Plan Pool" means a number of shares of Common Stock, as adjusted for stock splits, stock dividends and similar recapitalizations, equal to the sum of (1) 1,175,000 shares plus (2) the greater of (x) 1,500,000 shares or (y) 20% of the aggregate number of shares of Series D Preferred sold hereunder.

               (iii) In the event the Company intends to issue New Securities, it shall give each Rightholder written notice of such intention, describing the type of New Securities to be issued, the price thereof and the general terms upon which the Company proposes to effect such issuance. Each Rightholder shall have 30 days from the date of any such notice to agree to purchase all or part of its or his pro rata share of such New Securities for the price and upon the general terms and conditions specified in the Company's notice by giving written notice to the Company stating the quantity of New Securities to be so purchased. Each Rightholder shall have a right of overallotment such that if any Rightholder fails to exercise his or its right hereunder to purchase his or its total pro rata portion of New Securities, the other Rightholders may purchase such portion on a pro rata basis, by giving written notice to the Company within five days from the date that the Company provides written notice to the other Rightholders of the amount of New Securities with respect to which such nonpurchasing Rightholder has failed to exercise its or his right hereunder.

               (iv) In the event any Rightholder fails to exercise the foregoing right of first refusal with respect to any New Securities within such 30-day period (or the additional five-day period provided for overallotments), the Company may within 120 days thereafter sell any or all of such New Securities not agreed to be purchased by the Rightholders, at a price and upon general terms no more favorable to the purchasers thereof than specified in the notice given to each Rightholder pursuant to paragraph (c) above. In the event the Company has not sold such New Securities within such 120-day period, the Company shall not thereafter issue or sell any New Securities without first offering such New Securities to the Rightholders in the manner provided above.

               (v) For purposes of this subsection 7(f), "Rightholder" shall include the general partners, officers or other affiliates of a Purchaser, and a Purchaser may apportion its pro rata share among itself and such general partners, officers and other affiliates in such proportions as it deems appropriate; provided that the pro rata share ownership of a Rightholder shall be determined solely on the basis of the number of shares of capital stock of the Company owned by such Rightholder and shall not be increased by the share holdings of any affiliate of such Rightholder.

          (g) NEGATIVE COVENANTS. Notwithstanding any other provision of this Agreement, without (i) the prior written consent of the holders of at least 60% of the outstanding shares of Preferred Stock, or (ii) solely with respect to clauses (v), (vi) and (viii) below, the approval at a duly held Board meeting of directors and/or observers representing the holders of at least 60% of the outstanding shares of Preferred Stock, the Company shall not, nor shall any of the Founders cause the Company to:

               (i) merge or consolidate with any other corporation or purchase or own any stock or other securities of or interest in any other corporation, partnership or other entity (other than U.S. government or U.S. government-backed securities purchased by the Company pending expenditure of cash) or, except in the ordinary course of business, sell, lease, license or otherwise dispose of any portion of its properties or assets to any party, including without limitation any intellectual property;

               (ii) effect any reverse stock split, stock combination, reclassification or similar event;

               (iii) amend or repeal its Certificate of Incorporation or By-Laws;

               (iv) except as permitted under this Agreement, the Certificate of Incorporation or any agreement contemplated hereby, authorize, create, issue, reclassify, repurchase or redeem any stock or other security of the Company, or issue, grant, or, authorize any option, warrant or other right respecting any stock or other security of the Company, provided, that such consent shall not be required for the issuance of any option or right under the Company's 1994 Stock Option Plan, as amended, or any other stock option or stock purchase plan duly established by the Company, or for the purchase of any Common Stock upon the exercise of an option or right issued under such a plan;

               (v) make any loan or advance, other than trade credit on terms approved by two-thirds (2/3) of the Board of Directors or partial payments on capital expenditures approved by two-thirds (2/3) of the Board of Directors, to any person or entity except for advances and similar expenditures in an outstanding amount not to exceed $25,000 in the aggregate at any time;

               (vi) enter into any marketing, distribution, sales or other "corporate partnering" agreement or plan which grants a third party exclusive or substantial rights to market, sell, supply or manufacture the Company's products or services; or, except as approved by a majority of the Board of Directors of the Company, purchase, lease, license or otherwise acquire from others any tangible or intangible property other than in the ordinary course of business;

               (vii) dissolve, liquidate or suspend all or any part of its business, or file any petition, or institute any proceeding, or be subject to any petition or proceeding filed against it that is not dismissed within thirty
(30) days after filing, under the Federal Bankruptcy Code or under any state law relating to insolvency, receivership, reorganization or debt adjustment;

               (viii) have outstanding trade payables in an amount in excess of $1,500,000, have outstanding trade payables more than 90 days old in an amount in excess of $250,000, or incur, create, assume or otherwise become primarily or secondarily liable with respect to, or absolutely or contingently liable with respect to, or permit to exist, any other indebtedness, including without limitation lease financing, which is in an aggregate amount in excess of $250,000; provided that such consent or approval shall be required for any lease which calls for aggregate payments in excess of $250,000 and for any guaranty of indebtedness by the Company, regardless of amount;

               (ix) establish or modify any stock option or stock purchase plan of the Company; or

               (x) increase or decrease the authorized number of directors constituting the Board of Directors.

     While it is not the desire of the Purchasers or Prior Purchasers to direct the day-to-day management of the Company's affairs, the Purchasers and Prior Purchasers are making a substantial investment in the Company and have a justified interest in ensuring consensus with respect to the conduct of all material aspects of the Company's business. The covenants set forth in this subsection are not intended to impede actions by the Board of Directors in the ordinary course of business so long as such actions are not likely to have a material adverse impact on the Purchasers or Prior Purchasers. Each Purchaser and Prior Purchaser shall respond promptly and, in any event, within 15 days to any request for a consent under this subsection. The Company may in its discretion in connection with requests for consent to any transaction pursuant to this Subsection, (i) describe such transaction by means of a summary of the terms thereof rather than by providing copies of applicable contracts and (ii) withhold the name or names of the other party or parties to the transaction.

          (h) INTERNATIONAL INVESTMENT AND TRADE IN SERVICES SURVEY ACT. The Company shall use its best efforts to file on a timely basis all reports required to be filed by it under 22 U.S.C. Section 3104, or any similar statute, relating to a foreign person's direct or indirect investment in the Company.

          (i) QUALIFIED SMALL BUSINESS STOCK. The Company shall submit to its stockholders (including the Purchasers and Prior Purchasers) and to the Internal Revenue Service any reports that may be required under Section 1202(d)(1)(C) of the Code and the Regulations promulgated thereunder. In addition, within ten business days after any Purchaser's or Prior Purchaser's written request therefor, the Company shall deliver to such Purchaser or Prior Purchaser a written statement indicating whether such Purchaser's or Prior Purchaser's interest in the Company constitutes "qualified small business stock" as defined in Section 1202(c) of the Code.

          (j) SMALL BUSINESS. The Company shall submit such reports and provide such assistance as may reasonably be required by any Purchaser or Prior Purchaser which is a "small business investment company" under the Small Business Investment Act of 1958 and the Regulations promulgated thereunder.

          (k) TERMINATION OF COVENANTS. Unless earlier terminated, the covenants contained in this Section 7 shall terminate, and be of no further force or effect, upon the effectiveness of a Registration Statement (as defined in subsection 8(a) covering the Company's first bona fide firm commitment public offering of Common Stock, resulting in gross proceeds to the Company of at least $25,000,000, at a price per share of at least $10.00 (as adjusted for stock splits, stock dividends, recapitalizations and similar events).

     8.   REGISTRATION RIGHTS.

          (a) CERTAIN DEFINITIONS. As used in this Section 8 and elsewhere in this Agreement, the following terms shall have the following respective meanings:

               "COMMISSION" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

               "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

               "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of Securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only Securities proposed to be issued in exchange for Securities or assets of another corporation).

               "REGISTRATION EXPENSES" means the expenses described in subsection 8(f).

               "REGISTRABLE SHARES" means (i) the shares of Common Stock issued or issuable upon conversion of the Preferred Stock, (ii) shares of Common Stock issued or issuable upon the exercise of currently outstanding warrants issued by the Company, (iii) any shares of Common Stock of the Company acquired by the Purchasers or Prior Purchasers pursuant to subsection 7(f) hereof, and (iv) any other shares of Common Stock of the Company issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); PROVIDED, HOWEVER, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement, Section 4(1) of the Securities Act or Rule 144 under the Securities Act, or any sale in any manner to a person or entity which, by virtue of Section 10 of this Agreement, is not entitled to the rights provided by this Section 8. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not yet been effected.

               "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

               "SHARES" shall have the meaning specified in subsection 1(b).

               "STOCKHOLDERS" means the Purchasers and Prior Purchasers and any persons or entities to whom the rights granted under this Section 8 are transferred by any Purchasers or Prior Purchasers or their respective successors or assigns pursuant to Section 10 hereof.

          (b)  SALE OR TRANSFER OF SHARES; LEGEND.

               (i) The Shares and the Registrable Shares and shares issued in respect of the Shares or the Registrable Shares shall not be sold or transferred unless either (A) they first shall have been registered under the Securities Act, or (B) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

               (ii) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for a transfer by a Purchaser or Prior Purchaser to any person or entity which directly or indirectly holds an interest in the Purchaser or Prior Purchaser or a partner of any purchaser, or in connection with a bona fide reorganization, if the transferee agrees in writing to be subject to the terms of this Section 8 to the same extent as if he were an original Purchaser or Prior Purchaser hereunder.

               (iii) Each certificate or other instrument representing the Shares and the Registrable Shares and shares issued in respect of the Shares or the Registrable Shares shall bear a legend substantially in the following form:

          "The Securities represented by this instrument have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

     The foregoing legend shall be removed from the certificates representing any Registrable Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.

               (iv) The Company shall, at all times during which it is neither subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the written request of any Purchaser or Prior Purchaser, provide in writing to such Purchaser or Prior Purchaser and to any prospective transferee of any Shares or Registrable Shares of such Purchaser or Prior Purchaser the information concerning the Company described in Rule 144A(d)(4) under the Securities Act ("RULE 144A INFORMATION"). The Company also shall, upon the written request of any Purchaser or Prior Purchaser, cooperate with and assist such Purchaser or Prior Purchaser or any member of the National Association of Securities Dealers, Inc. PORTAL system in applying to designate and thereafter maintain the eligibility of the Shares or Registrable Shares for trading through PORTAL. The Company's obligations under this Section 8(b) (iv) shall at all times be contingent upon receipt from the prospective transferee of Shares or Registrable Shares of a written agreement to take all reasonable precautions to safeguard the Rule 144A Information from disclosure to anyone other than persons who will assist such transferee in evaluating the purchase of any Shares or Registrable Shares.

          (c)  REQUIRED REGISTRATIONS.

               (i) At any time after the earlier of December 31, 2002, or the closing of the Company's first underwritten public offering of shares of Common Stock pursuant to a Registration Statement, a Stockholder or Stockholders holding in the aggregate at least 35% of the Registrable Shares may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such Stockholder or Stockholders having an aggregate offering price of at least $5,000,000 (based on the then current market price or fair value). If the holders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. In the event such registration is underwritten, the right of other Stockholders to participate shall be conditioned on such Stockholders' participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election, subject to the approval of the underwriter managing the offering. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration, on Form S-1 or Form S-2 (or any successor form), of all Registrable Shares which the Company has been requested to so register.

               (ii) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders holding in the aggregate at least 25% of the Registrable Shares may request the Company, in writing, to effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate offering price of at least $2,500,000 (based on the current public market price). Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3, or such successor form, of all Registrable Shares which the Company has been requested to register.

               (iii) The Company shall not be required to effect more than three registrations pursuant to paragraph (i) above or more than four registrations pursuant to paragraph (ii) above. In addition, the Company shall not be required to effect any registration (other than on Form S-3 or any successor form relating to secondary offerings) within six months after the effective date of any other Registration Statement of the Company.

               (iv) If at the time of any request to register Registrable Shares pursuant to this subsection 8(c), the Company is engaged or has fixed plans to engage within 30 days of the time of the request in a registered public offering as to which the Stockholders may include Registrable Shares pursuant to subsection 8(d) or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of six months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any two-year period.

     (d)  INCIDENTAL REGISTRATION.

          (i) Whenever the Company proposes to file a Registration Statement (other than pursuant to subsection 8(c) at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this subsection 8(d) without Obligation to any Stockholder.

          (ii) In connection with any offering under this subsection 8(d) involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If in the opinion of the managing underwriter the registration of all, or part of, the Registrable Shares which the holders have requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect. If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of shares of Common Stock entitled to include shares of Common Stock in such registration shall participate in the underwriting pro rata based upon their total ownership of shares of Common Stock of the Company. If any holder would thus be entitled to include more shares than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata based upon their total ownership of Registrable Shares.

          (e) REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

               (i) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

               (ii) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than 120 days from the effective date;

               (iii) as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

               (iv) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the Securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; PROVIDED, HOWEVER, that the Company shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

     If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of the Registrable Shares.

          (f) ALLOCATION OF EXPENSES. The Company will pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration is withdrawn at the request of the Stockholders requesting such registration (other than as a result of material adverse information concerning the Business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the requesting Stockholders elect not to have such registration counted as a registration requested under subsection 8(c), the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Section 8, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company and the fees and expenses of one counsel selected by the selling Stockholders to represent the selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel (other than the counsel selected to represent all selling Stockholders).

          (g) INDEMNIFICATION. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

     In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; PROVIDED, HOWEVER, that the obligations of such Stockholders hereunder shall be limited to an amount equal to the proceeds to each Stockholder of Registrable Shares sold as contemplated herein.

     Each party entitled to indemnification under this subsection 8(g) (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, PROVIDED, FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 8. The Indemnified Party may participate in such defense at such party's expense; PROVIDED, HOWEVER, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

          (h) INDEMNIFICATION WITH RESPECT TO UNDERWRITTEN OFFERING. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to subsection 8(c)(i), the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the Business and operations of an issuer of the Securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

          (i) INFORMATION BY HOLDER. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 8.

          (j) "STAND-OFF" AGREEMENT. Each Stockholder, if requested by the Company and an underwriter of Common Stock or other Securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Shares or other Securities of the Company held by such Stockholder for a specified period of time (not to exceed 120 days) following the effective date of a Registration Statement; PROVIDED, that:

               (i) such agreement shall only apply to the first such Registration Statement covering Common Stock of the Company to be sold on its behalf to the public in an underwritten offering; and

               (ii) all Stockholders holding not less than the number of shares of Common Stock held by such Stockholder (including shares of Common Stock issuable upon the conversion of Shares, or other convertible Securities, or upon the exercise of options, warrants or rights), all Founders and all officers and directors of the Company enter into similar agreements.

Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Registrable Shares or other Securities subject to the foregoing restriction until the end of the stand-off period.

          (k) LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. The Company shall not, without the prior written consent of Stockholders holding at least a majority of the Registrable Shares, enter into any agreement (other than this Agreement) with any holder or prospective holder of any Securities of the Company which would allow such holder or prospective holder (i) to include Securities of the Company in any registration filed under subsection 8(c) or 8(d), or (ii) to make a demand registration which could result in such registration statement being declared effective prior to December 31, 2002.

          (l) RULE 144 REQUIREMENTS. After the earliest of (i) the closing of the sale of Securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

               (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

               (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

               (iii) furnish to any holder of Registrable Shares upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days following the closing of the first sale of securities by the Company pursuant to a Registration Statement), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

          (m) SELECTION OF UNDERWRITER. In the case of any registration effected pursuant to subsection 8(c), the requesting Stockholders shall have the right with the approval of the Board of Directors of the Company, which approval shall not be unreasonably withheld, to designate the managing underwriter in any underwritten offering.

     9. SUCCESSORS AND ASSIGNS. Except as provided in Section 10, the provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors, assigns, heirs, executors and administrators of the parties hereto.

     10.  TRANSFERS OF CERTAIN RIGHTS.

          (a) TRANSFER. The rights granted to a Purchaser or Prior Purchaser under subsections 7(b) and 7(f) and Section 8 may be transferred by such Purchaser or Prior Purchaser to any transferee pursuant to Section 8(b)(ii) or to any person or entity acquiring at least Two Hundred Fifty Thousand (250,000) Shares or Registrable Shares; PROVIDED, HOWEVER, that the Company is given written notice by the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned.

          (b) TRANSFEREES. Any transferee (other than a Purchaser or Prior Purchaser) to whom rights under subsection 7(b), subsection 7(f) or Section 8 are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Purchasers and Prior Purchasers under subsection 7(f) and Section 8, as the case may be, to the same extent as if such transferee were a Purchaser or Prior Purchaser hereunder.

          (c) SUBSEQUENT TRANSFEREES. A transferee to whom rights are transferred pursuant to this Section 10 may not again transfer such rights to any other person or entity, other than as provided in (a) or (b) above.

          (d) EQUITYHOLDERS. Notwithstanding anything to the contrary herein, any Purchaser or Prior Purchaser may transfer rights granted to such Purchaser or Prior Purchaser under subsection 7(b), subsection 7(f) or Section 8 to any direct or indirect equityholder thereof which is a partnership, corporation or limited liability company and in turn to the respective partners, stockholders or members of such entities, provided such transferee delivers to the Company a written instrument in accordance with subparagraph (b) above which contains a representation that the transfer is exempt from registration under the Securities Act and designates a person or entity affiliated with the purchaser or Prior Purchaser (the "DESIGNATED NOTICE PARTY") to receive notice hereunder on behalf of the transferee. In the event of such transfer, such partner or stockholder shall be deemed a Purchaser or Prior Purchaser for purposes of this
Section 10 and may again transfer such rights to any other person or entity which acquires Shares or Registrable Shares from such partner or stockholder, in accordance with, and subject to, the provisions of subparagraphs (a), (b) and
(c) above.

     11. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby.

     12. NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

     If to the Company, at 211 Second Avenue, Waltham, Massachusetts 02154,
Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers.

     If to a Purchaser, Prior Purchaser or Founder, at his or its address set forth on EXHIBIT D attached hereto, to the Designated Notice Party for a Purchaser or Prior Purchaser, if any, or at such other address or addresses as may have been furnished to the Company in writing by such Purchaser, Prior Purchaser or Founder.

     Notices provided in accordance with this Section 12 shall be deemed delivered upon personal delivery or 72 hours after deposit in the U.S. Mail.

     13. BROKERS. The Company and each Purchaser, or with respect to Calvert Social Investment Fund, its investment advisor Calvert Asset Management Company, Inc. (i) represents and warrants to the other parties hereto that he or it has retained no finder or broker in connection with the transactions contemplated by this Agreement, other than the Company's retention of GreenPartners BV, and (ii) will indemnify and save the other parties harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

     14. EXPENSES. The Company shall pay the fees and expenses of counsel for the Purchasers in connection with the transactions contemplated hereby, such amount not to exceed an aggregate of $15,000 payable to Hale and Dorr LLP.

     15. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     16.  AMENDMENTS AND WAIVERS.

          (a) Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least 60% of the Registrable Shares; provided, that (i) no Purchaser's or Prior Purchaser's rights under any representation or warranty pursuant to Section 3 of this Agreement, under Section 5, or under Section 7(a) or 7(b) of this Agreement shall be waived without such party's written consent, and (ii) no amendment to this Agreement which by its terms specifies that any particular Purchaser's or Prior Purchaser's rights shall be waived or abridged in a manner which is inconsistent with the waiver or abridgement of the rights of the other Purchasers or Prior Purchasers pursuant to such amendment shall be approved without the written consent of such specified party. The provisions of Sections 7(b), 7(f), 7(g), 8 and 10 of this Agreement shall amend and restate in their entirety Sections 7(b), 7(f), 7(g), 8 and 10 of the Series C Preferred Stock Purchase Agreement dated April 30, 1998, as amended, by and among the Company, the Founders and the Purchasers named therein (the "SERIES C AGREEMENT"); and such Sections 7(b), 7(f), 7(g), 8 and 10 of the Series C Agreement are hereby terminated and shall be of no further force or effect.

          (b) By their execution and delivery of this Agreement, the Founders and the

Prior Purchasers hereby waive any and all rights of first refusal or preemptive rights of any kind with respect to the issuance and sale of the Series D Preferred and the issuance of Common Stock upon conversion of the Series D Preferred in accordance with the terms thereof, including without limitation the right of first refusal contained in Section 7(f) of the Series C Agreement.

          (c)  By their execution and delivery of this Agreement, pursuant to
Section 7(g) of the Series C Agreement, the undersigned Purchasers and Prior Purchasers hereby affirmatively consent to (i) the issuance and sale of the Shares as described herein, and (ii) the issuance and delivery of Common Stock upon the conversion of such Series D Preferred in accordance with the terms of such Series D Preferred.

     17. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     18. HEADINGS. The headings of the sections, subsections, and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

     19. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision.

     20. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.


                                            COMPANY:

                                            EVERGREEN SOLAR, INC.


                                            By:  /s/ Mark A. Farber
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                            FOUNDERS:


                                            /s/ Richard G. Chleboski
                                            ------------------------------------
                                            Richard G. Chleboski


                                            /s/ Mark A. Farber
                                            ------------------------------------
                                            Mark A. Farber


                                            /s/ Jack I. Hanoka
                                            ------------------------------------
                                            Jack I. Hanoka


                                            [Purchasers' and Prior Purchasers'
                                            signatures are attached]

               SIGNATURE PAGE TO SERIES D PREFERRED STOCK PURCHASE
                       AGREEMENT OF EVERGREEN SOLAR, INC.


                                      Kawasaki Heavy Industries, Ltd.
                                      ------------------------------------------
                                      Name of Purchaser or Prior Purchaser


                                      /s/ Masayuki Yokoyama
                                      ------------------------------------------
                                      Signature: Masayuki Yokoyama
                                                 Executive Managing Director



                                      UVCC Fund II
                                      ------------------------------------------
                                      Name of Purchaser or Prior Purchaser
                                      By: Arete Venture Investors II, L.P.


                                      /s/ Robert W. Shaw, Jr.
                                      ------------------------------------------
                                      Signature: Robert W. Shaw, Jr.
                                                 General Partner



                                      UVCC II Parallel Fund, L.P.
                                      ------------------------------------------
                                      Name of Purchaser or Prior Purchaser
                                      By: Arete Ventures L.P. III


                                      /s/ Robert W. Shaw, Jr.
                                      ------------------------------------------
                                      Signature: Robert W. Shaw, Jr.
                                                 General Partner

                                      UTECH Climate Challenge Fund, L.P.
                                      ------------------------------------------
                                      Name of Purchaser or Prior Purchaser
                                      By: Arete Climate Challenge Partners, LLC


                                      /s/ Robert W. Shaw, Jr.
                                      ------------------------------------------
                                      Signature:   Robert W. Shaw, Jr.
                                                   Managing Member


                                      Micro-generation Technology Fund, L.L.C.
                                      ------------------------------------------
                                      Name of Purchaser or Prior Purchaser
                                      By: Arete Corporation Manager


                                      /s/ Robert W. Shaw, Jr.
                                      ------------------------------------------
                                      Signature: Robert W. Shaw, Jr.
                                                 President


                                      1995 Willrich Trust
                                      ------------------------------------------
                                      Name of Purchaser or Prior Purchaser


                                      /s/ Mason Willrich, Trustee
                                      ------------------------------------------
                                      Signature: Mason Willrich
                                                 Trustee


                                      Miller Associates Trust #1
                                      ------------------------------------------
                                      Name of Purchaser or Prior Purchaser


                                      /s/ Robert F. Miller
                                      ------------------------------------------
                                      Signature: Robert F. Miller
                                                 Trustee

                               Solstice Capital Limited Partnership
                               -------------------------------------------------
                               Name of Purchaser or Prior Purchaser
                               By: Solstice Capital GP Limited
                                    Partnership, General Partner


                               /s/ Henry Newman
                               -------------------------------------------------
                               Signature: Henry Newman
                                          General Partner


                               Odyssey Fund
                               -------------------------------------------------
                               Name of Purchaser or Prior Purchaser


                               /s/ Ann Partlow
                               -------------------------------------------------
                               Signature: Ann Partlow
                                          Authorized  Signatory


                               Calvert Social Investment Fund Balanced Portfolio
                               -------------------------------------------------
                               Name of Purchaser or Prior Purchaser


                               /s/ Susan Walker Bender
                               -------------------------------------------------
                               Signature: Susan Walker Bender
                                          Asst. Secretary and Authorized Signer


                               Nth Power Technologies Fund I., L.P.
                               -------------------------------------------------
                               Name of Purchaser or Prior Purchaser


                               /s/ Tim Woodward
                               -------------------------------------------------
                               Signature: Tim Woodward
                                          Officer of the General Partner

                                      Swiss Reinsurance Company
                                      ------------------------------------------
                                      Name of Purchaser or Prior Purchaser


                                      /s/ Bruno Letsch
                                      ------------------------------------------
                                      Signature: Bruno Letsch
                                                 Head of Investment Center
                                                  Europe

                                      /s/ Harold Weiss
                                      ------------------------------------------
                                      Signature: Harold Weiss
                                                 Member of the Management


                                      Joshua C. Lampl
                                      ------------------------------------------
                                      Name of Purchaser or Prior Purchaser


                                      /s/ Joshua C. Lampl
                                      ------------------------------------------
                                      Signature: Joshua C. Lampl


                                      Zero Stage Capital VI, L.P.
                                      ------------------------------------------
                                      Name of Purchaser or Prior Purchaser


                                      /s/ Gordon Baty
                                      ------------------------------------------
                                      Signature: Gordon Baty
                                                 General Partner


                                      ZERO STAGE CAPITAL V, L.P.
                                      ------------------------------------------
                                      Name of Purchaser or Prior Purchaser


                                      /s/ Gordon Baty
                                      ------------------------------------------
                                      Signature: Gordon Baty
                                                 General Partner

                                      Volcom Holding Ltd.
                                      ------------------------------------------
                                      Name of Purchaser or Prior Purchaser


                                      /s/ Herbert Kuhn
                                      ------------------------------------------
                                      Signature: Illegible
                                      By Power of Attorney for Herbert Kuhn


                                      Nikel T. Lambrechtsen
                                      ------------------------------------------
                                      Name of Purchaser or Prior Purchaser


                                      /s/ Nikel T. Lambrechtsen
                                      ------------------------------------------
                                      Signature:   Nikel T. Lambrechtsen


                                      Eisso Rost Crollius
                                      ------------------------------------------
                                      Name of Purchaser or Prior Purchaser


                                      /s/ Eisso Rost Crollius
                                      ------------------------------------------
                                      Signature:


                                      VIMAC ES LP
                                      ------------------------------------------
                                      Name of Purchaser or Prior Purchaser


                                      /s/ William C. Osborn
                                      ------------------------------------------
                                      Signature: William C. Osborn
                                                 Manager, VIMAC LLC, General
                                                  Partner

                                      VIMAC ES2 LP
                                      ------------------------------------------
                                      Name of Purchaser or Prior Purchaser


                                      /s/ William C. Osborn
                                      ------------------------------------------
                                      Signature: William C. Osborn
                                                 Manager, VIMAC LLC, General
                                                  Partner


                                      Albin Income Trust
                                      ------------------------------------------
                                      Name of Purchaser or Prior Purchaser


                                      /s/ Laura L. Futrell
                                      ------------------------------------------
                                      Signature: Laura L. Futrell
                                                 Trustee



                                      Saint Mary's College of California
                                      ------------------------------------------
                                      Name of Purchaser or Prior Purchaser


                                      /s/ Kristine L. Chase
                                      ------------------------------------------
                                      Signature: Kristine L. Chase
                                                 Vice President for
                                                  Administration
                                                 Chief Financial Officer



                                      P. H. DeKoster
                                      ------------------------------------------
                                      Name of Purchaser or Prior Purchaser


                                      /s/ P. H. DeKoster
                                      ------------------------------------------
                                      Signature:   P. H. DeKoster

                                      Liberty Environmental
                                      ------------------------------------------
                                      Name of Purchaser or Prior Purchaser


                                      /s/ D.C. Holway
                                      ------------------------------------------
                                      Signature: D.C. Holway
                                                 General Partner

                                    EXHIBIT A

                        (amended as of January 26, 2000)

                                   PURCHASERS


Name and Address of Purchaser                                          Number of Shares
-----------------------------                                          ----------------

Initial Closing Purchasers:
---------------------------

Kawasaki Heavy Industries, Ltd.                                            2,000,000
Tokyo Head Office, World
  Trade Center Building
4-1 Hamamatsu-cho 2-chome
Minato-ku
Tokyo 105-6116
Japan

UVCC Fund II                                                                 240,000
3 Bethesda Metro Center, Suite 770
Bethesda, MD 20814

UVCC II Parallel Fund, L.P.                                                  240,000
3 Bethesda Metro Center, Suite 770
Bethesda, MD 20814

Utech Climate Challenge Fund, L.P.                                           240,000
3 Bethesda Metro Center, Suite 770
Bethesda, MD 20814

Micro-Generation Technology Fund, LLC                                        300,000
c/o Arete Corporation
P.O. Box 1299
Center Harbor, NH 03226

1995 Willrich Trust
c/o Mason Willrich, Trustee                                                   40,059
38 Dudley Court
Piedmont, CA 94611

Miller Associates Trust #1                                                   160,000
11 Drew Road
Newton, MA 02167

Solstice Capital Limited Partnership                                         100,000
33 Broad Street
Boston, MA 02109

Odyssey Fund                                                                 200,000
c/o Rockefeller & Co., Inc.
30 Rockefeller Plaza
New York, NY 10012

Calvert Social Investment Fund                                                80,162
Balanced Portfolio
4550 Montgomery Avenue, 1000N
Bethesda, MD 20814

Nth Power Technologies Fund I, L.P.                                          801,623
100 Spear Street
Suite 1450
San Francisco, CA 94105

Swiss Reinsurance Company                                                    801,479
Mythenquai 50/60
CH 8022 Zurich
Switzerland

Josh Lampl                                                                    40,000
1106 Second Street
Suite 212
Encinitas, CA92024

Second Closing Purchasers:
-------------------------

Zero Stage Capital VI, L.P.                                                1,000,000
c/o Zero Stage Capital
101 Main Street
Cambridge, MA 02142

Zero Stage Capital V, L.P.                                                   200,000
101 Main Street
Cambridge, MA 02142

THIRD CLOSING PURCHASERS:

Volcom Holding Ltd.
c/o Nicholas Parker                                                          800,000
Managing Director - Private Equity
SAM Sustainability Group AG
170 Bloor Street West, Suite 804
Toronto, Ontario, Canada M5S 1T9
Tel: 1-416-944-1299
Fax: 1-416-944-8915

Eisso Roest Crollius                                                          40,000
Lange Voorhout 29
2514 EB Den Haag
The Netherlands
Tel: 070-362-4818
Fax: 070-362-2598

Nikel Lambrechtsen                                                            60,000
Benedendorpsweg 138
6862 WP Oosterbeek
The Netherlands
Tel: 026-339-2439
Fax: 026-339-2851

                                PRIOR PURCHASERS

UVCC Fund II
UVCC II Parallel Fund, L.P.
Utech Climate Challenge Fund, L.P.
Micro-Generation Technology Fund, LLC
Zero Stage Capital V L.P.
Liberty Environmental Partners, L.P.
VIMAC ES Limited Partnership
Albin Income Trust
Josh Lampl
St. Mary's College of California
Markus G. Real
Sarasin International Securities Ltd.
P.H. de Koster
Nichimen Corporation
Solstice Capital Limited Partnership
Odyssey Fund
Calvert Social Investment Fund Balanced Portfolio
Swiss Reinsurance Company
Nth Power Technologies Fund I, L.P.
VIMAC ES 2 Limited Partnership

                                    EXHIBIT B
                                    ---------

                           FORM OF AMENDED CERTIFICATE

                                     OMITTED

                                    EXHIBIT C
                                    ---------

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

                                     OMITTED

                                    EXHIBIT D
                                    ---------

                              LIST OF STOCKHOLDERS

                                     OMITTED

                                    EXHIBIT E
                                    ---------

                        FORM OF NONDISCLOSURE AGREEMENTS

                                     OMITTED

                                    EXHIBIT F
                                    ---------

                            CERTIFICATE OF INSURANCE

                                     OMITTED